UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act
file number 811-6027

KAVILCO INCORPORATED
(Exact name of registrant as specified in charter)

600 UNIVERSITY STREET, SUITE 3010
SEATTLE, WASHINGTON 98101-1129
(Address of Principal executive offices) (Zip Code)

(206) 624-6166
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: March 23, 2005

KAVILCO INCORPORATED NEWSLETTER
MARCH 2005

DIVIDEND DECLARATION
--------------------
I am pleased to announce that on March 11, 2005, the Board of Directors declared a cash dividend of $10.40 per share. This dividend will be paid to shareholders of record as of March 11, 2005. The dividend is payable on March 23, 2005. Enclosed is payment or information reflecting the number of shares you own.

This dividend represents undistributed earnings from 2004. As you know, a Registered Investment Company (RIC) must distribute at least 90% of their earnings to avoid being subject to a 40% Federal Income Tax rate. For shareholders with 100 shares your dividend is $1,040. If Kavilco was not a RIC and had to pay income tax, your dividend after tax would be $624. Therefore, you receive an additional $416 because Kavilco does not have to pay Federal Income Tax. This is another testimony to the advantages of being a registered investment company.

As I pointed out a year ago, 2004 was going to be a difficult year because interest rates were at a 40-year low, but due to Federal Reserve Board action; short-term interest rates have started to increase. However, interest rates are still at an exceptionally low level, which simply means this year is going to be a difficult year. For an expanded discussion, see the Portfolio section in this newsletter.

CASHING YOUR CHECK
-------------------
PLEASE - give your bank a few days notice before you cash your dividend check. Banks do not keep that much cash on hand on any given day and they need to make special arrangements. This applies to all banks, not just ours.

KAVILCO WELCOMES NEW CORPORATE SECRETARY
----------------------------------------
Kavilco welcomes our new Corporate Secretary, Dee Kaulay. Dee took over when Charrise Dwyer resigned due to personal reasons in November 2004.

Dee already had an understanding of our company because she designed and maintains our website. As an added bonus, she brings excellent computer skills, a lovely phone voice and a Native American heritage to our home office in Seattle. Dee is registered on the Kiowa tribal rolls in Oklahoma. The Kiowas were one of the last Southern Plains tribes to surrender in the Indian Wars that followed the Civil War. She can trace her descendants back to the early 1800s. She graduated from Iowa State University, earning a BS in Advertising Design and recently completed a one-year Certificate Program in Multimedia from the University of Washington.

Please call Dee at the Seattle office with shareholder questions and information that you can't find on the website. She may answer, "Day-own-day aim tsahn!" - which is Kiowa for "I'm glad you came!"

PORTFOLIO
---------
INTEREST RATES ARE AT A 47-YEAR LOW - BAD NEWS FOR OUR PORTFOLIO

Over the past year we have received numerous questions about the management of the portfolio. The following is a response to some of those questions.

QUESTION: I know that the majority of Kavilco's earnings are derived from interest income. Why have our dividends been decreasing over the past three years?

ANSWER: It is solely related to a major decline in interest rates. When we made our first distribution in 1980, short-term interest rates were 18%. In 2004, they were 0.94%, a generational low. Interest rates declined because double-digit inflation from the 1970's fell, and the fear of deflation after the stock market bubble burst in 2000. Accordingly, proceeds from bonds that matured were re-invested at a substantially lower rate.

QUESTION: Where are interest rates now?

ANSWER: Long-term interest rates (we will define long-term rates as bonds that mature in ten years) have not increased since the Fed started increasing short-term rates. This is the most hotly debated issue in the financial community. Fed Chairman Alan Greenspan (the unqualified expert on interest rates), in his recent testimony before Congress, stated that the more he raised short-term interest rates (1.5% since June 2004), the more already-low long-term rates fell, which he referred to as a major "conundrum" (definition: anything that puzzles). We have reviewed a lot of literature on this subject and it is our opinion that global investors (this includes 331 of the largest companies that owe $123 billion in that were $375.6 billion of under-funded plans; Alaska Permanent Fund; [the 2004 dividend was $919.84 down from $1963.86 in 2000, a 53% reduction], and the list goes on) are in the same boat as Kavilco - low returns on investments. Accordingly, the global demand conditions for bond investments have suppressed interest rates.

QUESTION: So what is Kavilco's portfolio strategy in this low interest-rate environment?

ANSWER: Financial markets are very dynamic and require an ever-evolving investment strategy. We have more than half of our portfolio in short-term investments so that we can take advantage of the Fed's actions as they increase short-term rates. For our long-term investments we are purchasing long-bonds in order to lock in higher interest rates. This part of the strategy may take a long time to fully implement.

QUESTION: Is there any down side to this strategy?

ANSWER: Yes, no one knows where interest rates are going. We may lock in rates at 4.4% today, which would be a good return by today's standards. However, a year from today rates might be 6%, which makes the 4.4% look real weak. But this is what investing in bonds is all about.

QUESTION: What about this year's dividend?

ANSWER: Until interest rates rise substantially, dividends are likely to shrink.

QUESTION: Is Kavilco in danger of losing money?

ANSWER: No. Kavilco is a registered investment company and by law cannot distribute principal. In other words, dividends can only be distributed from earnings.

VISIT KAVILCO'S WEBSITE
-----------------------
Visit Kavilco's website. You can see photographs of Chief Son-I-Hat's Whale House and Totem Park when you click on that link. You can print out Direct Deposit forms, Gifting forms, Change of Address forms and Voluntary IRS Withholding forms by going to Shareholder Information/Forms. You can even find out when the Annual Meeting is scheduled.

There is also a section dedicated to the Kasaan Haida Heritage Foundation. Click on that link at the bottom of Kavilco's Home Page, click on Projects/Photo Gallery and you can see historic photographs of Chief Son-I-Hat and his family, Old Kasaan and several others. KHHF's last newsletter is in there too, complete with photos.

We hope you enjoy your tour of our website and we welcome any comments or suggestions you might have.
www.kavilco.com

DIRECT DEPOSIT

Just a reminder that you can have your dividends deposited directly into your bank account. With Direct Deposit your money is credited to your bank account ON THE DISTRIBUTION DATE. This will eliminate the risk of lost or stolen checks, and it will also eliminate delays caused by relying on the mail. There is no cost to sign up or receive direct deposit.

You may request an "Authorization for Direct Deposit of Dividends" form by calling Kavilco at 1-800-786-9574 or visit our website. The completed form MUST be returned to Kavilco no later than October 1, 2005 for the fall dividend. That means Kavilco needs to have it in their business office by that date.

Kavilco's custodial bank will charge a $35.00 handling fee if a Direct Deposit is ever rejected, and Kavilco will pass that fee on to the shareholder. Therefore, it is important that you notify Kavilco IN WRITING if there is any change to your account.

As always, please feel free to call me at (907) 542-2214, or our Seattle office at
1-800-786-9574.

Sincerely,
/s/Louis A. Thompson
President/CEO